UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

MobileIron, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36471	26-0866846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MobileIron, Inc.

401 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 919-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Senior Vice President of Engineering.

On March 15, 2018, MobileIron, Inc. (the “Company”) announced that Sohail Parekh has been appointed as Senior Vice President, Engineering, effective immediately.

Prior to his appointment, Mr. Parekh was Executive Vice President of Engineering at CloudPassage, a cloud workload protection platform. Prior to Cloud Passage, Mr. Parekh was the Executive Vice President of Engineering at Infoblox, where he helped take the company public through its initial public offering. Prior to Infoblox, Mr. Parekh served as a Vice President of Engineering at Vernier Networks, a network identity management and access control products company.  Mr. Parekh has a Bachelor of Science in Electrical Engineering from the University of Houston.

Departure of Directors or Certain Officers.

Effective as of March 15, 2018, Daniel Fields, the Company’s previous Senior Vice President, Engineering and Chief Software Developer, ceased to serve as an executive officer (as such term is defined in Rule 3b-7 of the Securities Exchange Act of 1934) of the Company.

Restricted Stock Award.

On March 15, 2018, the Board of Directors of the Company approved a grant of restricted stock units (“RSUs”) awards covering 100,000 shares of our common stock to our Interim Chief Financial Officer, Shawn Ayers.  One-sixteenth (1/16th ) of the RSUs vest on each Quarterly Vesting Date beginning in the quarter after the Date of Grant, subject to Mr. Ayers’ continued employment with the Company. The Quarterly Vesting Dates are February 20, May 20, August 20 and November 20 of each year. The RSUs were issued pursuant to the Company’s Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”). The remaining terms and conditions of the RSUs are set forth in the 2014 Plan previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on July 29, 2016 and the forms of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement previously filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q, filed with the Commission on October 31, 2014, and are qualified in their entirety by reference thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MobileIron, Inc.

Dated: March 15, 2017
	By:	/s/ Shawn Ayers
Shawn Ayers
Interim Chief Financial Officer

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